                                                                    EXHIBIT 10.2
                     AMENDMENT NO. 2 TO SECOND AMENDED AND
                     -------------------------------------
              RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT
              ---------------------------------------------------


     AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT dated as of June 29, 2001 (this "Amendment"), by and among
                                                    ---------
MEDALLION FINANCIAL CORP., a Delaware corporation ("MFC"), MEDALLION BUSINESS
                                                    ---
CREDIT, LLC, a Delaware limited liability company ("MBC"; MBC and MFC are
                                                    ---
sometimes hereinafter referred to individually as a "Borrower" and together as
                                                     --------
the "Borrowers"), the lending institutions that are listed on the signature
     ---------
pages hereto, FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and
       -----                               -----------------
as Agent for the Banks (including any successor, the "Agent"), amending the Loan Agreement (as defined below).

     WHEREAS, the Borrowers, the banks and other lending institutions that from time to time are signatories thereto (including Assignees, collectively, the

"Banks" and individually, a "Bank"), the Agent and the Swing Line Lender are
------                       ----
parties to a Second Amended and Restated Loan Agreement dated as of September 22, 2000 (as amended and in effect from time to time, the "Loan Agreement",
                                                           --------------
capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrowers on the terms and subject to the conditions set forth therein; and

     WHEREAS, the Borrowers have requested an amendment of, and, subject to the terms and conditions set forth herein, the Borrowers, the Banks, the Agent and the Swing Line Lender have agreed to amend, the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

     1.   Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby
          -------------------------
amended by (a) deleting the following definition in its entirety, and substituting in lieu thereof the following new definition:

          "Senior Debt" shall mean the sum of (a) all Indebtedness of either or
           -----------
     both of the Borrowers under this Agreement, plus (b) all Indebtedness of
                                                 ----
     either or both of the Borrowers consisting of or with respect to Commercial Paper, plus (c) all Indebtedness of the Borrowers incurred in accordance
            ----
     with Section 8.2(i).

     (b) deleting the first parenthetical of clause (i) of the definition of "Restricted Payment" in its entirety, and substituting in lieu thereof the following new parenthetical:

          "(other than the payment of the sum of (a) the minimum amount of Dividends required to be paid for such Borrower to retain its status as a regulated investment company pursuant to Section 851(a) of the Code, plus
                                                                          ----
     (b) the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code)".

     and (c) inserting, in the places required by alphabetical order, the following new definitions:

          "Amendment No. 2"  shall mean Amendment No. 2 to Second Amended and
           ---------------
     Restated Loan Agreement, Limited Waiver and Consent dated as of June 29, 2001 among the Borrowers, the Agent, the Swing Line Lender and the Banks.

          "Amendment No. 2 Effective Date"  shall mean the "Effective Date", as
           ------------------------------
     defined in Amendment No. 2.

          "Bank Loans" shall mean, collectively, the Revolving Credit Loans, the
           ----------
     Swingline Loans and the Term Loan.

          "Debt Offering" shall mean the sale or issuance by either Borrower or
           -------------
     any of their Subsidiaries of any Indebtedness.

          "Equity Offering" shall mean the sale or issuance by either Borrower
           ---------------
     or any of their Subsidiaries of any of its Capital Stock or other equity interests or any warrants, rights or options to acquire its Capital Stock or other equity interests (including any debt securities that are convertible into, or exchangeable for, capital stock or equity interests, but excluding any capital contributions permitted by this Agreement made by a Borrower to any of its Subsidiaries).

          "Net Cash Proceeds" shall mean, with respect to (a) any Debt Offering
           -----------------
     or Equity Offering, the excess of the gross cash proceeds received by either Borrower or any of their Subsidiaries from such Debt Offering or Equity Offering after deduction of reasonable and customary transaction expenses actually incurred in connection with such Debt Offering or Equity Offering, and (b) any sale, disposition or transfer of assets by either Borrower or any of their Subsidiaries, the net cash proceeds received by either Borrower or any of their Subsidiaries, less all reasonable out-of-pocket fees, commissions and other reasonable and customary expenses actually incurred in connection with such asset sale, including the amount of income, franchise, sales and other applicable taxes required to be paid by such Borrower or such Subsidiary in connection with such sale, disposition or transfer.

          "Operating Account" shall mean the Borrowers' Account No. 2173008218
           -----------------
     with Fleet, or any successor account.

          "Payment Amount One"  shall mean the sum of (a) $2,000,000, plus (b)
           ------------------                                         ----
     the sum of 1.8% multiplied by the principal amount of Indebtedness of the
                     ---------- --
     Borrowers incurred pursuant to Section 8.2(i) outstanding at any time of reference.

          "Payment Amount Two"  shall mean the sum of (a) four multiplied by the
           ------------------                                  ---------- --
     amount of the Excess Dividends (as defined in Section 2B(d)), plus (b) the
                                                                   ----
     product of the principal amount of Indebtedness of the Borrowers incurred pursuant to Section 8.2(i) outstanding at any time of reference divided by
                                                                     ------- --
     $110,000,000 multiplied by four multiplied by the amount of the Excess
                  ---------- --      ---------- --
     Dividends.

     2.   Addition of Article 2B to the Loan Agreement.  The Loan Agreement is
          --------------------------------------------
hereby amended by adding the following new Article 2B:

          "ARTICLE 2B. ADDITIONAL PAYMENTS AND MANDATORY REDUCTIONS OF OUTSTANDING BANK LOANS.


               (a) Promptly following the occurrence of any Equity Offering or Debt Offering (other than of the Guarantor and following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, including the Funding Agreement, for such Equity Offering or Debt Offering), (i) when no Term Loan is outstanding, the Borrowers shall repay (or cause any of their applicable Subsidiaries to repay) outstanding Bank Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Offering or Debt Offering; and (ii) when any Term Loan is outstanding (regardless of whether there are any Revolving Credit Loans or Swing Line Loans outstanding), the Borrowers shall repay (or cause any of their applicable Subsidiaries to repay) (A) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment to be made to it pursuant to this Section 2B(a)(ii) and in accordance with the terms of Section 2B(e), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), and (B) Indebtedness of the Borrowers incurred pursuant to Section 8.2(i), in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Offering or Debt Offering, with such Net Cash Proceeds being allocated among the Banks, the Agent and the holders of the Indebtedness described in clause (B) of this paragraph (a)(ii) on a pro rata basis in accordance with the
                                         --- ----
          percentage interest that each Person holds of the sum of the outstanding Term Loans, plus the sum of the Revolving Credit
                                  ----
          Commitment for each Bank whose Revolving Credit Commitment is not $0, plus the outstanding principal
          ----
          amount of Indebtedness of the Borrowers incurred pursuant to Section 8.2(i). In the event that any Net Cash Proceeds remain after applying the Net Cash Proceeds as contemplated above ("Excess Financial Proceeds"), such Excess Financial Proceeds shall be transferred to the Operating Account.

               (b) Promptly following the occurrence of any sale, transfer or disposition of the Guarantor's Capital Stock (following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, for such sale, transfer or disposition), (i) when no Term Loan is outstanding, MFC shall repay outstanding Bank Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition; and (ii) when any Term Loan is outstanding (regardless of whether there are any Revolving Credit Loans or Swing Line Loans outstanding), MFC shall repay (A) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment to be made to it pursuant to this Section 2B(b)(ii) and in accordance with the terms of Section 2B(e), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), (B) outstanding loans under the Funding Agreement, (C) the amounts outstanding under the Senior Notes, (D) the principal amounts outstanding with respect to the CP Debt, and (E) Indebtedness of the Borrowers incurred pursuant to Section 8.2(i), in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Agent, the Funding Banks, the holders of the Senior Notes, the CP Holders and the holders of the Indebtedness described in clause (E) of this paragraph
          (b)(ii) on a pro rata basis in accordance with the provisions of
                       --- ----
          Section 5.3 of the Collateral Agency Agreement.

               (c) Promptly following the occurrence of any sale, transfer or disposition of Loans or other assets of either Borrower or any of their Subsidiaries (other than of the Capital Stock of the Guarantor and following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, for such sale, transfer or disposition), (i) when no Term Loan is outstanding, such Borrower shall repay outstanding Bank Loans in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition; and (ii) when any Term Loan is outstanding (regardless of whether there are any Revolving Credit Loans or Swing Line Loans outstanding), such Borrower shall repay (A) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit

          Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment to be made to it pursuant to this Section 2B(c)(ii) and in accordance with the terms of Section 2B(e), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), and (B) Indebtedness of the Borrowers incurred pursuant to Section 8.2(i), in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Agent and the holders of the Indebtedness described in clause (B) of this paragraph (c)(ii) on a pro rata basis in accordance with the
                                 --- ----
          percentage interest that each Person holds of the sum of the outstanding Term Loans, plus the sum of the Revolving Credit
                                  ----
          Commitment for each Bank whose Revolving Credit Commitment is not $0, plus the outstanding principal amount of Indebtedness of the Borrowers
          ----
          incurred pursuant to Section 8.2(i). In the event that any Net Cash Proceeds remain after applying the Net Cash Proceeds as contemplated above ("Excess Asset Proceeds"), such Excess Asset Proceeds shall be transferred to the Operating Account.

               (d) In the event that either Borrower pays Dividends in excess of the minimum amount of Dividends required to be paid for such Borrower to retain its status as a regulated investment company pursuant to
          Section 851(a) of the Code (the amount of such excess Dividends is hereafter referred to as the "Excess Dividends"), upon 30 days prior written notice to the Agent from such Borrower and concurrently with the payment of such Excess Dividends, such Borrower shall repay (A) outstanding Bank Loans (with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of any repayment to be made to it pursuant to this Section 2B(d) and in accordance with the terms of Section 2B(e), and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) required to be made by this parenthetical), and (B) Indebtedness of the Borrower incurred pursuant to Section 8.2(i), in an amount equal to the greater of Payment Amount One or Payment Amount Two (the "Dividend Prepayment"), with such Dividend Prepayment being allocated among the Banks, the Agent and the holders of the Indebtedness described in clause (B) of this paragraph (d) on a pro rata basis in
                                                             --- ----
          accordance with the percentage interest that each such Person holds of the sum of the outstanding Term Loans, plus the Swing Line Commitment,
                                                 ----
          plus the sum of the Revolving Credit Commitment for each Bank whose
          ----
          Revolving Credit Commitment is not $0, plus the outstanding
                                                 ----
          principal amount of Indebtedness of the Borrowers incurred pursuant to
          Section 8.2(i).

               (e) With respect to all payments pursuant to subsections (a) through (d) above, each such payment shall be applied first, to outstanding Swing Line Loans, and second, to outstanding Revolving Credit Loans and Term Loans in accordance with the provisions of
          Section 2.5(d). Each payment pursuant to this Article 2B shall be applied pro rata among the Banks in proportion to their Percentages,
                  --- ----
          and, with respect to payments made pursuant to Section 2B(a)(ii),
          Section 2B(b)(ii), Section 2B(c)(ii), and Section 2B(d), with the Revolving Credit Commitment of any Bank whose Revolving Credit Commitment is not $0 being irrevocably reduced in an amount equal to the amount of the repayment made to it pursuant to this Article 2B and the Aggregate Revolving Credit Commitment being irrevocably reduced by an aggregate amount equal to the sum of the reductions of individual Revolving Credit Commitments (if any) being made in accordance with the requirements of this Article 2B."

     3.   Amendment of Article 8 of the Loan Agreement.  The first paragraph of
          --------------------------------------------
Article 8 of the Loan Agreement is hereby deleted in its entirety and the following new paragraph is hereby substituted in lieu thereof:

          "Each Borrower covenants and agrees that until the Notes together with interest and all other Indebtedness of the Borrowers to the Agent, the Swing Line Lender and the Banks under this Agreement are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, neither Borrower shall, and with respect to Section 8.2, neither Borrower shall permit the Guarantor to:"

     4.   Amendment of Section 8.2 of the Loan Agreement.  Section 8.2 of the
          ----------------------------------------------
Loan Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (f) thereof; (b) deleting the period at the end of subsection (g) and substituting in lieu thereof a semicolon (";"); and (c) adding the following new subsections (h) and (i) in proper alphabetical order therein:

          "(h) Indebtedness of the Guarantor in an aggregate amount not to exceed $10,000,000 at any time; and

          (i) other pari passu Indebtedness of the Borrowers, secured ratably by the Collateral, on terms and conditions acceptable to the Agent, provided
                                                                      --------
     that (i) the Borrowers shall notify the Agent in writing three (3) weeks (or such lesser period as the Agent in its sole discretion shall agree to) prior to the incurrence of any such Indebtedness, (ii) no Default or Event of Default exists on the day any such Indebtedness is incurred, or would exist as a result thereof, and the Borrowers shall deliver to the Agent and each of the Banks pro forma financial statements and a pro forma certificate of the chief financial officer of the Borrowers evidencing the Borrowers' computation of compliance with each of the financial ratios, tests or covenants specified in Article VII, including the MFC Borrowing Base or the MBC Borrowing Base, as applicable, after giving effect to the incurrence of any such Indebtedness, and (iii) the Person extending such Indebtedness shall become a party to the Collateral Agency Agreement."

     5.   Amendment of Section 8.3 of the Loan Agreement.  Section 8.3(e) of the
          ----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section 8.3(e) is hereby substituted in lieu thereof:

          "(e) Make any Investment (including by way of the acquisition of any Person) in any Subsidiary or Affiliate, or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, other than (i) Investments of MFC in MBC or of MBC in MFC, (ii) Investments existing on the Second Restatement Effective Date and listed on Schedule
                                                                     --------
     III hereto, (iii) (A) Investments by MFC in BL of up to $10,000,000 arising
     ---
     from the conversion of accounts receivable owed by BL to MFC into an equity contribution into BL, and (B) other Investments by MFC in BL shall not exceed an aggregate amount of $1,000,000, (iv) Investments by MFC in Freshstart Venture Capital Corp. and Medallion Capital, Inc., which shall not exceed an aggregate amount of $19,000,000 for both such Investments,
     (v) Investments by MFC in the Guarantor which shall not exceed an aggregate amount of $4,000,000, and (vi) Investments by MFC in other Subsidiaries and Affiliates which shall not exceed an aggregate amount of $3,725,856."

     6.   Amendment of Section 8.16 of the Loan Agreement.  Section 8.16 of the
          -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.16 is hereby substituted in lieu thereof:

          "8.16.  Portfolio Purchases. Make, or obligate itself to make, any
                  -------------------
     Portfolio Purchase without the consent of each Bank."

     7.   Amendment of Section 10.2 of the Loan Agreement.  Section 10.2 of the
          -----------------------------------------------
Loan Agreement is hereby amended by deleting Section 10.2 in its entirety and substituting the following new Section 10.2 in lieu thereof:

          "Section 10.2.  Modification and Waiver.
                          -----------------------

          Any consent or approval required or permitted by this Loan Agreement to be given by the Banks may be given, and any term of this Loan Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers of any terms of this Loan Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Banks. Notwithstanding the foregoing, no amendment, modification or waiver shall:

               (a) without the written consent of the Borrowers and each Bank directly affected thereby:

                    (i) reduce or forgive the principal amount of any Revolving Credit Loans, Swing Line Loans or Term Loan, or reduce the rate of interest on the Notes or the amount of the Commitment Fee;

                    (ii) increase the amount of such Bank's Revolving Credit Commitment or extend the expiration date of such Bank's Revolving Credit Commitment;

                    (iii) postpone or extend the Termination Date or the Term
               Out Date or any other regularly scheduled dates for payments of principal of, or interest on, the Revolving Credit Loans, Swing Line Loans or Term Loan or any Fees or other amounts payable to such Bank (it being understood that (A) a waiver of the application of the default rate of interest, and (B) any vote to rescind any acceleration made pursuant to Section 9.1 of amounts owing with respect to the Revolving Credit Loans, Swing Line Loans and Term Loan shall require only the approval of the Required Banks); and

                    (iv) other than pursuant to a transaction permitted by the terms of this Loan Agreement, release all or substantially all of the Collateral or release the Guarantor from its guaranty obligations under the Guaranty, other than in accordance with the terms thereof or the terms of the Collateral Agency Agreement (excluding, if the Borrower becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in
               Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Banks);

               (b) without the written consent of all of the Banks, amend or waive Section 8.16, this Section 10.2 or the definition of Required Banks (it being understood that the addition of one or more additional credit facilities, the allowance of the credit extensions, interest and fees thereunder to share ratably or on a subordinated basis with the Revolving Credit Loans, Swing Line Loans, Term Loan, interest and Fees in the benefits of the Loan Documents and the inclusion of the holders of such facilities in the determination of Required Banks shall require only the approval of the Required Banks); and

               (c) without the written consent of the Agent, amend or waive provisions with respect to Swing Line Loans, Article 11, the amount or time of payment of the Agent's Fee payable for the Agent's account or any other provision applicable to the Agent.

          No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers (or either of them) shall entitle the Borrowers (or either of them) to any other or further notice or demand in similar or other circumstances."

     8.   Waiver of Section 9.1(e) of the Funding Agreement.  The Funding
          -------------------------------------------------
Agreement requires Medallion Funding to ensure that the ratio of the sum of Net Income plus Interest Expense (each as defined in the Funding Agreement) to
       ----
Interest Expense (as defined in the Funding Agreement) is not less than 1.35:1. Medallion Funding has reported that as of March 31, 2001, the ratio of the sum of Net Income plus Interest Expense (each as defined in the Funding Agreement)
              ----
to Interest Expense (as defined in the Funding Agreement) was 1.28:1. Each of the Agent and the Banks hereby waives (without changing the provisions of
Section 9.1 of the Loan Agreement or the definition of Event of Default therein) any Default or Event of Default which may have occurred or may occur under
Section 9.1(e) of the Loan Agreement as a result of Medallion Funding's non-compliance with Section 7.4 of the Funding Agreement, provided that, as of March
                                                      --------
31, 2001, the ratio of the sum of Net Income plus Interest Expense (each as
                                             ----
defined in the Funding Agreement) to Interest Expense (as defined in the Funding Agreement) was no less than 1.28:1.

     9.   Consent to Funding Amendment, etc.  Each of the Required Banks hereby
          ---------------------------------
consents to (a) the amendment of the Funding Agreement in form and substance satisfactory to the Agent for purposes of Section 2 of the Collateral Agency Agreement and Section 8.17 of the Loan Agreement, and (b) the amendment of the Note Purchase Agreement in form and substance satisfactory to the Agent for purposes of Section 2 of the Collateral Agency Agreement and Section 8.17 of the Loan Agreement.

     10. Amendment No. 2 to the Security Agreement. Section 6.4 of the Security Agreement is hereby amended by (a) deleting the word "and" at the end of subsection (b) thereof, (b) relettering subsection (c) as subsection (d), and
(c) adding the following new subsection (c) in proper alphabetical order therein:

          "(c) consented to and agreed to be bound by the terms of Article 2B of the Loan Agreement, including Section 2B(b) of the Loan Agreement, and".


     11.  Representations and Warranties.  Each of the Borrowers hereby
          ------------------------------
represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 12 below are met, as follows:

          (a) The execution and delivery by each of the Borrowers of this Amendment and all other instruments and agreements required to be executed and delivered by each of the Borrowers in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment
                                                                   ---------
     Documents"), and the performance by each of the Borrowers of any of its
     ---------
     obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrowers, as the case may be, have been duly authorized by all necessary corporate proceedings on behalf of each of the Borrowers, as the case may be, and do not and will not contravene any provision of law or of the Borrowers' charter, other incorporation or organizational papers, or by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrowers (or either of them).

          (b) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which any of the Borrowers is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrowers of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by each of the Borrowers of the transactions among the parties contemplated hereby and thereby or referred to herein.

          (d) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

          (e) Each of the Borrowers has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (f) Each of the Borrowers acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     12.  Effectiveness.  This Amendment shall become effective as of the date
          -------------
first written above (the "Effective Date"), in the case of Sections 1 through 6 of this Amendment and Section 8 of this Amendment, upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent; provided that Section 7 shall
                                               --------
become effective upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent and as of the date that this Amendment shall have been duly executed and delivered by each of the Borrowers and one hundred percent (100%) of the Banks:

     (a) This Amendment shall have been duly executed and delivered by each of the Borrowers and the Required Banks and shall be in full force and effect.

     (b) The Agent shall have received evidence of the effectiveness of an amendment of the Funding Agreement, in the form attached hereto as Exhibit A.

     (c) The Agent shall have received evidence of the effectiveness of an amendment of the Collateral Agency Agreement.

     (d) Bingham Dana LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses in the connection with the preparation of this Amendment and ancillary documentation.

     (e) The Agent shall have received such other items, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     13.  Release.  In order to induce the Agent and the Banks to enter into
          -------
this Amendment, each of the Borrowers, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent or any Bank; and (c) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. Each of the Borrowers, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to such Person, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     14.  Miscellaneous Provisions.
          ------------------------

     (a) Each of the Borrowers hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Revolving Credit Loans, the Term Loans, the Swing Line Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references to the Loan Agreement in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar or dissimilar consents or waivers that may be requested for any future period.

     (c)  Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, each of the Borrowers agree to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                              MEDALLION FINANCIAL CORP.



                              By:  /s/ Alvin Murstein
                                 --------------------
                                 Name:  Alvin Murstein
                                 Title: Chief Executive Officer

                              By:  /s/ James Jack
                                 ----------------
                                 Name:  James E. Jack
                                 Title: Executive Vice President & Chief
                                        Financial Officer

                              MEDALLION BUSINESS CREDIT, LLC



                              By:  /s/ Alvin Murstein
                                 --------------------
                                 Name:  Alvin Murstein
                                 Title: Chief Executive Officer



                              By:  /s/ James Jack
                                 ----------------
                                 Name:  James E. Jack
                                 Title: Executive Vice President & Chief
                                        Financial Officer

                              FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as Agent, as Swing Line Lender and as one of the Banks



                              By:  /s/ Kevin J. Foley
                                 --------------------
                                 Name:  Kevin J. Foley
                                 Title: Sr. VP

                              HSBC BANK USA



                              By:  /s/ Bruce Wicks
                                 -----------------
                                 Name:  Bruce Wicks
                                 Title: Vice President


                              CITIZENS BANK



                              By:  /s/ Thomas D. Opie
                                 --------------------
                                 Name:  Thomas D. Opie
                                 Title: VP


                              THE BANK OF NEW YORK



                              By:  /s/ Gordon Smith
                                 ------------------
                                 Name:  Gordon Smith
                                 Title: Vice President


                              THE CHASE MANHATTAN BANK



                              By:  /s/ Carol A. Kornbluth
                                 ------------------------
                                 Name:  Carol A. Kornbluth
                                 Title: Vice President


                              ISRAEL DISCOUNT BANK OF NEW YORK



                              By:  /s/ Robert J. Fainelli
                                 ------------------------
                                 Name:  Robert J. Fainelli
                                 Title: First Vice President


                              By:  /s/ Howard Weinberg
                                 ---------------------
                                 Name:  Howard Weinberg
                                 Title: Senior Vice President

                              EUROPEAN AMERICAN BANK



                              By:  /s/ George L. Stirling
                                 ------------------------
                                 Name:  George L. Stirling
                                 Title: VP


                              BANK LEUMI



                              By:  /s/ Paul Tine   /s/ John Koenigsberg
                                 --------------- ----------------------
                                 Name:  Paul Tine      John Koenigsberg
                                 Title: V.P.           First Vice President


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                              By:   /s/ Jeffrey Millar
                                 --------------------
                                 Name:  J. Millar
                                 Title: Vice President

ACKNOWLEDGED AND AGREED:
------------------------

MEDALLION TAXI MEDIA, INC.


By:     /s/ Andrew M. Murstein
      ------------------------
 Name:      Andrew M. Murstein
 Title:     Chief Executive Officer& Director



By:     /s/ Michael Leible
      --------------------
 Name:      Michael Leible
 Title:     President